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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2002

                                    APW LTD.
             (Exact name of Registrant as specified in its charter)

          Bermuda                      1-15851                  04-2576375
(State or other jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation)                 Number)              Identification No.)

                                 Clarendon House
                                 2 Church Street
                                 P.O. Box HM 666
                             Hamilton HM CX Bermuda

                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600

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Item 5. Other Events.

     On May 1, 2002, APW Ltd. (the "Company") amended its Shareholder Rights Agreement dated July 17, 2000, between the Company and Firstar Bank, N.A. (n/k/a U.S. Bank, N.A.), as Rights Agent (the "First Amendment") to permit the contemplated plan of reorganization without triggering the rights. The First Amendment provides that certain lenders under the Company's Multi-Currency Credit Facility will not be deemed acquiring persons under the Rights Agreement when they are issued common stock in an Agreement being negotiated between the Company and the lenders. The First Amendment further provides that the transactions contemplated by the Company and the lenders in the Agreement will not constitute a Triggering Event or a Separation Date (as those terms are defined in the Rights Agreement).

     A copy of the First Amendment is attached to this filing as an exhibit and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the First Amendment.

     On May 1, 2002 the Board also approved, in general, the proposed plan of reorganization described in the Disclosure Statement filed as an exhibit. On
May 3, 2002 the Company began seeking consent of senior lenders and general unsecured creditors for the proposed Chapter 11 plan of reorganization. The Company is seeking votes until May 14, 2002 of the Plan. As of May 9, 2002, the Company has received signed letters from senior lenders in excess of the required 66 2/3% in amount needed to approve the Plan. A copy of the Disclosure Statement is attached to this filing as an exhibit and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Disclosure Statement.

     Also on May 1, 2002, the Company accepted Gerald McGoey's resignation as a director of the Company pursuant to a letter dated April 16, 2002. The Company now has five directors.

Item 7. Exhibits

Please see exhibit index which is incorporated by reference herein.

                                        1

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  APW LTD.
                                                  (Registrant)


Date: May 10, 2002                                By: /s/ Richard D. Carroll
                                                     ---------------------------
                                                  Richard D. Carroll
                                                  Vice President and Chief
                                                  Financial Officer
                                                  (Duly authorized to sign on
                                                  behalf of the Registrant)

                                      S-1

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                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                           Date of Report: May 1, 2002

Exhibit                                                              Filed
Number                          Description                         Herewith

Exhibit 99.1     Form of Amendment No. 1 to the Rights Plan            X

Exhibit 99.2     Disclosure Schedule and Plan of Reorganization        X

                                      E-1